                                                                    Exhibit 10.3
                      OMNIBUS AMENDMENT, CONSENT AND WAIVER

     THIS OMNIBUS  AMENDMENT,  CONSENT AND WAIVER (the  "Amendment")  is entered into by and among MorAmerica Capital Corporation (the "Borrower"),  MACC Private
Equities,  Inc.  ("MACC") and Cedar  Rapids Bank and Trust (the  "Lender") as of
this 29th day of April, 2008.

                                    RECITALS

     WHEREAS,  the Borrower and the Lender are parties to that certain  Business
Loan Agreement dated as of August 30, 2007 (as amended,  modified,  supplemented or restated  from time to time,  the "Loan  Agreement";  capitalized  terms used herein shall have the meanings  ascribed  thereto in the Loan  Agreement  unless otherwise defined herein);

     WHEREAS,  the  Borrower has informed the Lender of its intent to merge with and into MACC (the "Merger");

     WHEREAS,  as a result of the  Merger,  MACC will  succeed to the rights and obligations of the Borrower under the Loan  Agreement,  the Commercial  Security
Agreement,  the Commercial  Pledge and Security  Agreement  (with the Commercial
Security  Agreement,  each a  "Security  Agreement"),  the Notes and the Related
Documents (collectively, the "Operative Documents");

     WHEREAS,  in connection with the Merger,  Eudaimonia Asset Management,  LLC
("EAM") will be appointed as  investment  advisor and  InvestAmerica  Investment
Advisors,  Inc.  (the  "Existing  Investment  Advisor")  will  be  appointed  as subadvisor with respect to existing  investments  identified on the exhibits and schedules to each Security Agreement (the "Existing Investments"); and

     WHEREAS,  the parties  desire to amend the Operative  Documents  consistent with the foregoing.

     NOW,  THEREFORE,  of the  foregoing  premises  and other good and  valuable consideration,  the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I
                               Consent and Waiver

         The Lender hereby  consents to the Merger and the appointment of EAM as investment  advisor in  connection  therewith and waives any default or Event of
Default which may occur under any Operative  Document  solely as a result of the
Merger or the  appointment of EAM as investment  advisor.  The Borrower and MACC agree that such  waivers  shall not be  construed  as  establishing  a course of conduct which the Borrower or MACC may rely at any time in the future.

                                       17

                                   ARTICLE II
                                   Amendments

     Section 2.1.  Substitution  of MACC.  MACC hereby agrees to be bound by the
Operative  Documents as though MACC was named as the Borrower or the Grantor, as applicable, therein. All references in the Operative Documents to the "Borrower"
or the "Grantor," as applicable,  shall be deemed to refer to MACC.  MACC agrees to  execute  any and all  replacement  promissory  notes,  agreements  and other documents  reasonably requested by the Lender to evidence the same. MACC further ratifies  and confirms the grant of a security  interest in the  Collateral  and authorizes the Lender to file amendments to any financing statements and to file new financing  statements in any jurisdictions deemed necessary by the Lender to continue the perfection of the security interest  previously granted pursuant to
the  Operative  Documents.   MACC  is  a  Delaware  corporation  and  its  state
organizational identification number is 2383034.

     Section  2.2  Representations  and  Warranties.  The  section  of the  Loan
Agreement titled  "Representations and Warranties" is hereby amended by deleting
"State of Iowa" in the first sentence of the paragraph titled "Organization" and substituting "State of Delaware" in lieu thereof.

     Section 2.3 New Loan Agreement  Definitions.  The following definitions are hereby added to the definitions section in the Loan Agreement:

          Existing Portfolio Company or Existing Portfolio Companies.  The words
     "Existing  Portfolio  Company" or "Existing  Portfolio  Companies" mean any
     Portfolio Company in which the Borrower or MorAmerica  Capital  Corporation has made an  investment  prior to April 29, 2008 and with  respect to which the  Corporation's  investment  subadvisor will be providing  services with respect thereto.

          New  Portfolio  Company  or New  Portfolio  Companies.  The words "New
     Portfolio Company" or "New Portfolio Companies" mean any Portfolio Company, other than an Existing Portfolio Company, in which the Borrower may make an investment after April 29, 2008.

          Portfolio  Company  or  Portfolio  Companies.   The  words  "Portfolio
     Company" or "Portfolio Companies" mean any entity in which the Borrower may make an  investment  and with  respect to which the  Borrower's  investment advisor will be providing services with respect thereto,  which investments may include  ownership  of capital  stock,  loans,  receivables  due from a
     Portfolio Company or other debtor on sale of assets acquired in liquidation and assets acquired in liquidation of any Portfolio Company.

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     Section 2.4 Loan Agreement Addendum.  The Business Loan Agreement Addendum,
dated August 30, 2007, is hereby  amended by deleting the  paragraphs  following
"The  following   subsection  is  added  to  the   Affirmative   Covenants"  and
substituting in lieu thereof the following:

          Borrower  will satisfy the Business  Financial  Statement  covenant by delivering an annual  audited  financial  statement  prepared in accordance with  GAAP  for  an  investment  company  and  unaudited  fiscal  quarterly financial  statements  prepared in  accordance  with GAAP for an investment company.

          Investment Portfolio Activity Report - as soon as available, but in no event later than forty-five (45) days after the end of each fiscal quarter, furnish Lender with an itemization  of all investment  dispositions  or any additional  investments made by the Borrower to include the date and dollar amount of such  activity,  prepared  by  Borrower,  all as set forth in the quarterly  report on Form 10-Q as filed with the  Securities  and  Exchange
     Commission.

          Investment  Portfolio Valuation Report - as soon as available,  but in no event  later  than  forty-five  (45) days  after the end of each  fiscal quarter, furnish Lender with an itemization of all investments owned by the
     Borrower to include the  Borrower's  ownership  interest and  valuation for each  investment,  prepared by Borrower,  all as set forth in the quarterly report  of the  Borrower  on Form  10-Q as filed  with the  Securities  and
     Exchange Commission.

          Board Management Letter - as soon as available,  but in no event later than  forty-five  (45) days after the end of each fiscal  quarter,  furnish
     Lender with a copy of the Management Letter provided to Borrower's Board of
     Directors, prepared by Borrower.

          Minimum  Investment  Portfolio  Value - Borrower  will be  required to maintain  at all times an  Investment  Portfolio  Value  comprised  only of
     Existing  Portfolio  Companies  of not less than  $5,000,000  more than the outstanding  balances  of  all  Indebtedness  due  Lender.  The  Investment
     Portfolio  Value  will be  determined  in  accordance  with the  Investment
     Portfolio Valuation Report and generally accepted accounting principles.

          Change in Investment Advisor - Borrower has retained  Eudaimonia Asset
     Management,  LLC as its investment advisor for New Portfolio  Companies and
     InvestAmerica  Investment  Advisors,  Inc. as  subadvisor  with  respect to
     Existing Portfolio Companies.  Borrower agrees that if it decides to change investment advisors or subadvisors that it will notify Bank of the proposed change in advance and that any change will require  Bank's  approval  which approval will not be unreasonably withheld.

          Negative  Covenant.  Notwithstanding  the  covenant  regarding  Loans,
     Acquisitions  and  Guaranties,  the  Borrower  is  authorized  to (a)  make investments

                                       19

     in New  Portfolio  Companies in the ordinary  course of its business in the form of debt and/or equity and (b) make  follow-on  investments in Existing
     Portfolio  Companies  in the form of debt  and/or  equity  in the  ordinary course of  business,  provided  that no more  than  $300,000  of  follow-on investments  shall  be  made  in any  year  and no more  than  $500,000  of follow-on investments shall be made during the term of the Notes.

     Section 2.5 New Security Agreement Definitions.  Each Security Agreement is
hereby  amended  by  inserting  the  following  definitions  in  the  respective definitions section of each Security Agreement:

          Existing Portfolio Company or Existing Portfolio Companies.  The words
     "Existing  Portfolio  Company" or "Existing  Portfolio  Companies" mean any
     Portfolio  Company in which the Grantor or MorAmerica  Capital  Corporation has made an  investment  prior to April 29, 2008 and with  respect to which the Grantor's investment subadvisor will be providing services with respect thereto.

          New  Portfolio  Company  or New  Portfolio  Companies.  The words "New
     Portfolio Company" or "New Portfolio Companies" mean any Portfolio Company, other than an Existing Portfolio Company,  in which the Grantor may make an investment after April 29, 2008.

          Portfolio  Company  or  Portfolio  Companies.   The  words  "Portfolio
     Company" or "Portfolio  Companies" mean any entity in which the Grantor may make an  investment  and with  respect  to which the  Grantor's  investment advisor will be providing services with respect thereto,  which investments may include  ownership  of capital  stock,  loans,  receivables  due from a
     Portfolio Company or other debtor on sale of assets acquired in liquidation and assets acquired in liquidation of any Portfolio Company.

     Section 2.6  Collateral  Description.  Each  Security  Agreement  is hereby amended by  inserting  the  following  immediately  after the  paragraph  titled
"Collateral Description":

          Notwithstanding   anything  to  the   contrary   in  this   Agreement,
     "Collateral"  shall not include  any  investment  securities  issued by, or obligations  of, a New  Portfolio  Company  acquired  by the Grantor in the ordinary course of Grantor's business.

     Section 2.7  Safekeeping  Agreement.  The  Safekeeping  Agreement among the
Borrower,  MACC,  and the Lender dated as of September 1, 2007 is hereby amended as follows:

               (a) The first sentence is amended and restated in its entirety to read as follows:

               This  letter  will  confirm  our  agreement  with  respect to our designation  of  Cedar  Rapids  Bank  &  Trust  (the  "Bank")  as  the
          safekeeping  agent for certain  securities and similar  investments in
          Existing  Portfolio

                                       20

          Companies  of  MACC  Private   Equities  Inc.   (the   "Corporation").
          Notwithstanding  anything to the contrary in this agreement,  the Bank acknowledges  that it  shall  not  act as  safekeeping  agent  for any securities and similar investments of the Corporation in New Portfolio
          Companies.

               For purposes hereof, the following definitions apply:

               "Existing  Portfolio  Companies" mean any Portfolio  Companies in which the  Corporation or MorAmerica  Capital  Corporation has made an investment  prior to April  29,  2008 and with  respect  to which  the
          Corporation's  investment  subadvisor will be providing  services with respect thereto.

               "New Portfolio  Companies"  mean any Portfolio  Companies,  other than Existing Portfolio  Companies,  in which the Corporation may make an investment after April 29, 2008.

               "Portfolio  Companies" mean any entities in which the Corporation may make an  investment  and with  respect to which the  Corporation's investment  advisor will be providing  services with respect  thereto, which  investments  may include  ownership  of capital  stock,  loans, receivables  due from  Portfolio  Companies or other debtor on sale of assets  acquired in liquidation  and assets acquired in liquidation of any of the Portfolio Companies.

          (b) Each  reference in the  agreement to the  "Corporations"  shall be replaced with "Corporation."

                                   ARTICLE III
                                 Effectiveness

     The amendments set forth herein shall be effective upon the consummation of the  Merger.  The  consent  and waiver  provisions  of this  Amendment  shall be effective upon the execution of this Amendment by the Lender. MACC shall provide
Lender with file stamped copies of the Articles of Merger  between  Borrower and
MACC within 30 days of the consummation of the Merger.

                                   ARTICLE IV
          Representations and Warranties; Affirmation of Loan Agreement

     Section 4.1  Reassertion of  Representations  and  Warranties.  MACC hereby represent  that on and as of the date  hereof  and after  giving  effect to this
Amendment (a) all of the  representations  and warranties  contained in the Loan
Agreement  are true,  correct and complete in all respects as of the date hereof as though made on and as of such date, except for changes permitted by the terms of the Loan  Agreement  or this  Amendment  and (b) there will exist no

                                       21

Event of Default under the Loan Agreement, as amended by this Amendment, on such date which has not been waived by the Lender.

     Section 4.2  Ratification.  MACC and the Lender each acknowledge and affirm that  each  Operative  Document,  as hereby  amended,  is  hereby  ratified  and confirmed in all  respects  and all terms,  conditions  and  provisions  of each
Operative Document, except as amended by this Amendment, shall remain unmodified and in full force and effect.

                                       22

                                    ARTICLE V
                              Conditions Precedent

     Section 5.1 Legal Opinion. This Amendment shall not be effective until MACC has  delivered  to the  Lender an opinion  of legal  counsel  for MACC in a form acceptable to the Lender and its counsel.

                                   ARTICLE VI
                                  Miscellaneous

     Section 6.1 Execution in  Counterparts.  This  Amendment may be executed in counterparts,  each of which shall constitute an original, but all of which when taken together shall constitute one and the same instrument.

     Section  6.2  Governing   Law.  This  Amendment  and  the  rights  and  the
obligations  of the  parties  under this  Amendment  shall be  governed  by, and construed and interpreted in accordance with, the laws of the State of Iowa.

     Section 6.3 Waiver and Documentation Fee,  Expenses.  MACC agrees to pay to
Lender a waiver and  documentation  fee of $2500.00.  MACC also agrees to pay or reimburse the Lender on demand for the reasonable legal fees and expenses of its counsel in connection with the preparation and negotiation of this Amendment and the review of other documents and agreements in connection with this Amendment.

                            [signature page follows]

                                       23

     IN WITNESS  WHEREOF,  the parties  hereto have  hereby duly  executed  this
Amendment as of the date first set forth above.

                                  MORAMERICA CAPITAL CORPORATION

                                  By: /s/ David Schroder
                                     -----------------------------------------
                                  Name: David Schroder
                                  Title:   President

                                  MACC PRIVATE EQUITIES INC.

                                  By:  /s/ David Schroder
                                      ----------------------------------------
                                  Name: David Schroder
                                  Title:   President

                                  CEDAR RAPIDS BANK AND TRUST COMPANY

                                  By: /s/ Dana L. Nichols
                                     -----------------------------------------
                                  Name:  /s/ Dana L. Nichols
                                        --------------------------------------
                                  Title:  Senior Vice President
                                         -------------------------------------